AGREEMENT

(Convertible Loan)

RANGELODGE PTY LIMITED

(Lender)

YARRAMAN WINERY, INC

(Issuer)

YARRAMAN ESTATE PTY LIMITED

(Borrower)

DRAFT #2

TABLE OF CONTENTS

AGREEMENT

(Convertible Loan)

THIS AGREEMENT IS MADE ON **AUGUST 2009**

PARTIES

RANGELODGE PTY LIMITED ABN 45 087 445 154 of 6A Raglan Street Mosman NSW 2088 **("Rangelodge")**

YARRAMAN WINERY, INC a company organised under the laws of Nevada USA and having its address at 700 Yarraman Road, Wybong NSW 2333 **("The Parent")**

YARRAMAN ESTATE PTY LIMITED ACN 101 141 593 of 700 Yarraman Road, Wybong NSW 2333 **("Yarraman Estate")**

RECITALS

A. The Parent is the parent company of Yarraman Estate.

B. Rangelodge has agreed to purchase 625,000 shares of common stock in The Parent

C. Rangelodge has agreed to lend to Yarraman Estate the Loan Amount.

D. The parties have agreed that the Loan Amount will convert to payment for the shares of common stock in The Parent.

E. The Parent has agreed to issue common stock to Rangelodge at the Issue Price.

AGREEMENTS

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

1.1.1 Where commencing with a capital letter:

"AU$" means Australian Dollars being the lawful currency of Australia.

"Issue Price" means the issue price per share calculated in accordance with clause 2.3

"Issue Consideration" means the total value of the 625,000 shares at the Issue Price.

"Loan Amount" means the sum identified in the Schedule.

"Secondary Offer" means a public offering of The Parent's common stock on a U.S. Stock Market

"US$" means United States Dollars being the lawful currency of the United States of America.

"U.S. Stock Market" means any of the NYSE, NYSE-Amex, and NASDAQ

1.1.2 Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

1.2 Presumptions of interpretation

1.2.1 Unless the context otherwise requires a word which denotes:

(a) the singular denotes the plural and vice versa;

(b) any gender denotes the other genders; and

(c) a person includes an individual, a body corporate, and a government.

1.2.2 Unless the context otherwise requires a reference to:

(a) any legislation includes any regulation or instrument made under it, any relevant predecessor legislation in force at a relevant time and where the legislation is amended, re-enacted or replaced means that amended, re-enacted or replacement legislation as in force at the relevant time;

(b) any other agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced;

(c) a clause, schedule, annexure or exhibit is a reference to a clause of, annexure to, schedule to or exhibit to this agreement;

(d) a group of persons includes any one or more of them; and

(e) a thing or amount is a reference to the whole and each part of it.

1.3 References to agreement

A reference to this agreement includes the recitals of and any schedules, annexures and exhibits to this agreement and where amended means this agreement as so amended.

1.4 Headings and table of contents

Headings and the table of contents must be ignored in the interpretation of this agreement.

1.5 Joint and several

An agreement warranty representation or obligation which binds or benefits two or more persons under this agreement binds or benefits those persons jointly and separately.

1.6 Successors and assigns

A person includes the trustee, executor, administrator, successor in title and assign of that person. This clause must not be construed as permitting a party to assign any right under this agreement.

1.7 Business day

A business day is a day other than Saturday during which banks are open for general banking business in the state or territory whose laws apply in the construction of this agreement.

1.8 References to and calculations of time

1.8.1 Unless the context otherwise requires a reference to a time of day means that time of day in the capital city of the state or territory whose laws apply in the construction of this agreement.

1.8.2 For the purposes of determining the length of a period a reference to:

(a) a day means a period of time commencing at midnight and ending 24 hours later; and

(b) a month means a calendar month which is a period commencing at the beginning of a day of one of the 12 months of the year and ending immediately before the beginning of the corresponding day of the next month or, if there is no corresponding day, ending at the expiration of that next month.

1.8.3 Where a period of time is specified and dates from a given day or the day of an act or event it must be calculated exclusive of that day.

1.8.4 Unless the context otherwise requires, a term of this agreement which has the effect of requiring anything to be done on or by a date which is not a business day must be interpreted as if it required it to be done on or by the next business day.

2. PURCHASE OF SHARES.

2.1 Rangelodge agrees to purchase shares

Rangelodge hereby applies to The Parent for the issuance to him of 625,000 shares of common stock.

2.2 Parent to issue shares

The Parent agrees to issue the shares to Rangelodge and to do all things necessary to register Rangelodge as the holder of the shares and to deliver to Rangelodge a certificate in respect of the shares.

2.3 Calculation of Issue Price

2.3.1 For the purpose of this issuance of shares of common stock to Rangelodge, the Issue Price shall be defined as the lesser of;

(a) US$0.40 per share, or

(b) A 25% discount to the share price achieved in the Secondary Offer.

2.3.2 The Issue Price referenced above shall be adjusted to reflect any stock splits, stock combinations, stock dividends, reorganisations and the like.

2.4 Initial Loan Advance

2.4.1 Rangelodge will loan to Yarraman Estate the sum of AU$320,000.00 (the "Loan Amount")

2.4.2 The Loan Amount is calculated based on 625,000 shares of common stock at US$0.40 per share and a US$/AU$ conversion rate of $0.78125

2.4.3 The Loan Amount will be paid in two instalments. 50% payable upon execution of this agreement, and 50% payable not later than 31st December 2009

2.4.4 The Loan Amount is unsecured except as to the issuance of shares of common stock.

2.5 Conversion of Loan

2.5.1 Upon completion of the Secondary Offer the Loan Amount will be converted into payment for the shares of common stock at the Issue Price.

2.5.2 The US$/AU$ exchange rate will be the prevailing market rate at the time of conversion.

2.5.3 In the event that the Issue Consideration is less than the Loan Amount, The Parent will issue such number of additional shares of common stock to Rangelodge so as to equal the difference between the Issue Consideration and the Loan Amount.

2.5.4 In the event that the Issue Consideration is greater than the Loan Amount, Rangelodge shall make additional cash payment to Yarraman Estate equal to the difference between the Issue Consideration and the Loan Amount.

2.5.5 No part of the Loan Amount is redeemable.

3. WARRANTIES

3.1 Warranties by Parent

3.1.1 The Parent warrants that it has full power and authority to perform its obligations under this agreement and that it has taken all applicable corporate action and obtained all required consents in respect of this transaction.

3.1.2 The Parent warrants that:

(a) it has not gone into liquidation or passed any resolution for winding up.

(b) it is not aware of any application for winding up having been presented or threatened against it.

(c) There are no judgments unsatisfied or partly unsatisfied and no writ of execution issued against it or any of its property.

(d) A receiver or receiver and manager of the undertaking or assets (or any part of them) of the Parent has not been appointed and an appointment of that kind has not been threatened by any person.

(e) A mortgagee or agent of a mortgagee has not taken, or threatened to take, possession of any of its assets.

3.1.3 The warranties of the Parent are taken to be given as at the date of this agreement and as of completion.

4. TERMINATION OF THIS AGREEMENT

4.1 Party in default

4.1.1 If a party breaches a term of this agreement, the other party may give notice in writing to the defaulting party setting out full particulars of the breach and requiring the defaulting party to remedy the breach within 10 business days of the notice being given (**"Default Notice"**).

4.1.2 If the party to whom a Default Notice has been given under the previous clause (**"Receiving Party"**) has not or cannot rectify the breach within 10 business days after the date of the notice being given, the party giving the Default Notice may terminate this agreement by giving written notice of termination (**"Termination Notice"**) to the Receiving Party provided at the time of the giving of the Termination Notice any default specified in the Default Notice remains unrectified.

4.2 Rights accrued before termination

Termination does not prejudice a party's entitlement to exercise those rights which have accrued to the party up to the time of termination.

5. NOTICES

5.1 Form of notice

A notice:

(a) must be in writing;

(b) must be in the English language;

(c) may be given on behalf of a person by a solicitor, director or company secretary of the person; and

(d) may be given to a person by being given to a solicitor, director or company secretary of the person.

5.2 Means of giving notices

A notice may be given to the addressee by:

(a) delivering it to the street address of the addressee which includes placing it in a postal receptacle provided for the address or leaving it at the address with a person apparently of or over the age of 16 years;

(b) sending it by prepaid ordinary post (airmail if outside Australia) to the street address of the addressee; or

(c) sending it by facsimile or e-mail to the facsimile or e-mail number of the addressee.

5.3 Specified address for service

Until a party gives notice of a change, the street address, e-mail number and facsimile number for that party is:

Rangelodge

street address:	6A Raglan Street MOSMAN NSW 2088
e-mail address:	walkers@aapt.net.au
facsimile number:	(02)

Yarraman Estate and the Parent

street address:	700 Yarraman Road WYBONG NSW 2333
e-mail number:	ilong@yarramanestate.com
facsimile number:	(02)6547.8039

5.4 Notification of change of address

If the street address, e-mail number or facsimile number for a party changes the party must give notice of the change to each other party. Notification of the changed street address or facsimile number takes effect at the later of the time of giving the notice of change or the time specified in the notice.

5.5 Time notices are given

Except if a later time is specified in a term of this agreement dealing with a notice, a notice is to be regarded as given, served, received and as having come to the attention of the addressee:

(a) if delivered to the street address of the addressee, at the time of delivery;

(b) if it is sent by post to the street address of the addressee, on the 3rd (7th if outside Australia) day after posting; or

(c) if sent by facsimile or e-mail to the facsimile or e-mail number of the addressee (as the case may be) at the time transmission is completed.

5.6 Proof of giving notices

Proof of the sending of a notice by facsimile or e-mail and the time of completion of transmission may be established by production of a transmission report by the machine from which the facsimile or e-mail was sent which indicates that the facsimile or e-mail was sent in its entirety to the facsimile or e-mail of the addressee (as the case may be).

5.7 Operation of statutory provisions for notices

This clause does not exclude the operation of any statutory provision relating to the serving of notices. However:

(a) those provisions relating to service of notices by post are not to apply to this agreement; and

(b) any statutory provisions do not apply to the service of notices under any other clause in this agreement which expressly specifies the method of giving notices under that other clause.

6. MISCELLANEOUS

6.1 Laches, amendment and waiver

6.1.1 Any failure or delay by a party to insist on the performance by another party of any of its obligations under this agreement does not preclude that party from insisting on performance of that or any other obligation at any time.

6.1.2 This agreement may only be varied by the written agreement of the parties.

6.1.3 An obligation of a party to another party may only be waived by notice in writing signed by the other party.

6.2 Rights cumulative

Except when the contrary is stated in this agreement, the rights of a party under this agreement are cumulative and are in addition to the other rights of that party.

6.3 Approvals and consent

6.3.1 Except when the contrary is stated in this agreement, a party may give or withhold an approval or consent to be given under this agreement in that party's absolute discretion and subject to those conditions determined by the party.

6.3.2 A party is not obliged to give its reasons for giving or withholding its consent or for giving its consent subject to conditions.

6.4 Assignment

A party may only assign a right under this agreement with the prior written consent of the other party.

6.5 Counterparts

This agreement may be executed in a number of counterparts and if so executed, the counterparts taken together constitute one agreement.

6.6 Entire agreement

6.6.1 This agreement embodies the entire understanding and agreement between the parties as to the subject matter of this agreement.

6.6.2 All previous negotiations, understandings, representations, warranties, memoranda or commitments in relation to, or in any way affecting, the subject matter of this agreement are merged in and superseded by this agreement.

6.7 Further assurance

Each party must promptly execute all documents and do all things that another party from time to time reasonably requests to effect, perfect or complete this agreement and all transactions incidental to it.

6.8 Governing law and jurisdiction

6.8.1 This agreement is governed by and must be construed in accordance with the laws of New South Wales and as applicable to the purchase and issuing of the shares of common stock the laws of Nevada and the United States of America.

6.8.2 Each party:

(a) irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and Nevada and all courts which have jurisdiction to hear appeals from those courts; and

(b) waives any right to object to proceedings being brought in those courts for any reason.

6.9 Legal costs

The parties must each pay their own legal and other expenses relating directly or indirectly to the negotiation, preparation and execution of this agreement and all documents incidental to it.

6.10 Severance

Each of the agreements of the parties under this agreement is severable from the others and the severance of one agreement does not affect the other agreements.

6.11 Stamp duty and other charges

The Parent or Yarraman Estate must promptly pay all stamp duty, registration fees and other taxes and charges payable in connection with:

(a) this agreement and any document incidental to it;

(b) the registration and filing of this agreement and any document incidental to it.

6.12 GST

6.12.1 GST has not been taken into account when determining the consideration payable or to be provided for any supply made under or in connection with this Agreement. If either party is liable for GST on any Taxable Supply made to the other under or in connection with this Agreement, the party to which that supply was made (referred to in this clause as the "**Recipient**") must pay an additional amount to the supplier of that supply (referred to in this clause as the "**Supplier**"), which additional amount:

(a) is equal to the GST exclusive consideration payable or to be provided by the Supplier for the relevant supply, multiplied by the prevailing GST rate; and

(b) is payable at the same time and in the same manner as the consideration for the supply to which the additional amount relates.

6.12.2 Within 28 days of receiving an amount payable under this clause the Supplier must provide the Recipient with a Tax Invoice in respect of the supply to which the amount relates, unless a Tax Invoice has not already been provided by the Supplier.

6.12.3 If the amount of GST recovered by the Supplier from the Recipient differs from the amount of GST payable at law by the Supplier in respect of the supply the amount payable by the Recipient to the Supplier will be adjusted accordingly.

6.12.4 Despite any other provisions of this agreement, if consideration due under this Agreement is a reimbursement or indemnification by one party of an expense, loss or liability incurred or to be incurred by the other party, the consideration must exclude any part of the amount to be reimbursed or indemnified for which the other party can claim an Input Tax Credit.

6.12.5 Where commencing with a capital letter in this agreement **"GST"**, **"Input Tax Credit"**, **"Taxable Supply"** and **"Tax Invoice"** have the same meanings as in the *A New Tax System (Goods and Services Tax) Act 1999 (Cth)*.

EXECUTED AS AN AGREEMENT

EXECUTED by **RANGELODGE PTY LIMITED** by being signed by its officers named below pursuant to section 127 of the Corporations Act 2001 (Cth)::

Signature of Director/Company Secretary	Signature of Director
RODNEY WALKER	
Print Name of Director/Company Secretary	Print name of Director

EXECUTED by **YARRAMAN ESTATE PTY LIMITED** by being signed by its officers named below pursuant to section 127 of the Corporations Act 2001 (Cth):

Signature of Director/Company Secretary	Signature of Director
IAN LONG	GARY BLUM
Print name of Director/~~Company Secretary~~	Print name of Director

EXECUTED by Yarraman Winery, Inc by the following duly authorised officers:

Signature of President and CEO IAN LONG.	Signature of Director GARY BLUM.